Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Event

In August 2016, the Company completed the sale of the MR tanker, the Teesta Spirit, for approximately $14.0 million. The vessel was classified as held for sale on the consolidated balance sheet as at June 30, 2016 and its net book value was written down to its sales price. As a result, there is no gain or loss on the sale of this vessel expected for the quarter ended September 30, 2016 (see note 13).